UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 7, 2021

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Electric Power Company, Inc.	Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
American Electric Power Company, Inc.	6.125% Corporate Units	AEPPL	The NASDAQ Stock Market LLC
American Electric Power Company, Inc.	6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 7, 2021, the Board of Directors (the “Board”) of American Electric Power Company, Inc. (the “Company”) adopted amendments to the By-Laws (the “By-Laws”) of the Company, effective December 7, 2021, primarily to change "Chairman" to the gender-neutral "Chair" when referring to the Chair of the Board and the various Committee Chairs. The Company also amended the By-Laws to reduce the minimum number of directors that serve on a Board committee from three to two.

The foregoing description is qualified in its entirety by reference to the text of the By-Laws filed as Exhibit 3(b) to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

3(b) Amended By-Laws of American Electric Power Company, Inc., as amended through December 7, 2021.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

December 7, 2021